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                                                                    EXHIBIT 10.4

                            INVESTMENT BANKING RIDER
 (This contract was subsequently cancelled in April 2000, the registration will only cover those shares that were earned prior to the cancellation.)

This non-exclusive Agreement (the "Agreement") is dated January 6, 2000 and is entered into by and between AMERICA'S SENIOR FINANCIAL SERVICES, INC. (hereinafter referred to as "CLIENT") and THE CHARTERBRIDGE FINANCIAL GROUP, INC. (hereinafter referred to as "CFG").

1. CONDITIONS. This Agreement will not take effect, and CFG will have no obligation to provide any service whatsoever, unless and until CLIENT returns a signed copy of this Agreement to CFG (either by mail or facsimile copy). CLIENT shall be truthful with CFG in regard to any relevant material regarding CLIENT, verbally or otherwise, or this entire Agreement will terminate and all monies paid shall be forfeited without further notice.

Agreed, CLIENT'S INITIALS: __________

Upon execution of this Agreement, CLIENT agrees to cooperate with CFG in carrying out the purposes of this Agreement, keep CFG informed of any developments of material importance pertaining to CLIENT'S business and abide by this Agreement in its entirety.

2. SCOPE AND DUTIES. During the term of this Agreement, CFG will perform the following services for CLIENT:

     2.1 Advice and Counsel. CFG will provide advice and counsel regarding CLIENT'S strategic business and financial plans, strategy and negotiations with potential lenders/investors, joint venture, corporate partners and others involving financial and financially-related transactions.

     2.2 Mergers and Acquisitions. At the request of the CLIENT, CFG will provide assistance to CLIENT, as mutually agreed, in identifying M&A candidates, assisting in any due diligence process, recommending transaction terms and giving advice and assistance during negotiations.

     2.3 Introductions to the Investment Community. CFG has a familiarity or association with numerous broker/dealers and investment professionals across the country and will enable contact between CLIENT and/or CLIENT'S affiliate to facilitate business transactions among them. CFG shall use its contact in the brokerage community to assist CLIENT in establishing relationships with private equity capital sources (venture capital, etc) and securities dealers while providing the most recent information about CLIENT to interested securities dealers on a regular and continuous basis. CFG understands that this is in keeping with CLIENT'S business objectives and plan to market CLIENT'S business or project to the investment community.

     2.4 CLIENT and/or CLIENT'S Affiliate Transaction Due Diligence. CFG will participate and assist CLIENT in the due diligence process on all proposed financial transactions affecting CLIENT of which CFG is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).

     2.5 Ancillary Document Services. At the request of the CLIENT, CFG will assist and cooperate with CLIENT in the development, editing and production of such documents as are reasonably necessary to procure the agreed upon capital, including a private placement memorandum or investment marketing memorandum, as necessary.

     2.6 Additional Duties. CLIENT and CFG shall mutually agree upon any additional duties that CFG may provide for compensation paid or payable by CLIENT under this Agreement. Although there is not requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

     2.7 Standard of Performance. CFG shall devote such time and efforts to the affairs of the CLIENT as is reasonably necessary to render the services contemplated by this Agreement. CFG is not responsible for the performance of any services, which may be rendered hereunder if the CLIENT fails to provide the requested information in writing prior thereto. The services of CFG shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant. CFG cannot guarantee results on behalf of CLIENT but shall use commercially reasonable efforts in providing the services listed above. If an interest is expressed in satisfying all or part of CLIENT'S financial needs, CFG shall notify CLIENT and advise it as to the source of such interest and any terms




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          and conditions of such interest. CFG'S duty is to introduce and market
          CLIENT'S funding request to appropriate funding sources. CFG will in no way act as a "broker-dealer" under state securities laws. Because all final decisions pertaining to any particular investment are to be made by CLIENT, CLIENT may be required to communicate directly with potential funding sources.



     2.8 Non-Guarantee. CFG MAKES NO GUARANTEE THAT CFG WILL BE ABLE TO SUCESSFULLY MARKET AND IN TURN SECURE A LOAN OR INVESTMENT FINANCING FOR CLIENT, OR TO SUCCESSFULLY PROCURE SUCH LOAN OR INVESTMENT WITHIN CLIENTS DESIRED TIMEFRAME OR TO GUARTANTEE THAT IT WILL SECURE ANY LOAN OR INVESTMENT FINANCING WITH A SPECIFIC OR MINIMUM RETURN, INTEREST RATE OR OTHER TERMS. NEITHER ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOR THE PAYMENT OF DEPOSITS TO CFG BY CLIENT PURSUANT TO FEE AGREEMENT FOR SERVICES NOT CONTEMPLATED HEREIN SHALL BE CONSTRUED AS ANY SUCH GUARANTEE. ANY COMMENTS MADE REGARDING POTENTIAL TIME FRAMES OR ANYTHING THAT PERTAINS TO THE OUTCOMNE OF CLIENT'S FUNDING REQUESTS ARE EXPRESSIONS OF OPINION ONLY. THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT CLIENT IS NOT REQUIRED TO MAKE EXCLUSIVE USE OF CFG FOR ANY SERVICES OR DOCUMENTATION DEEMED NECESSARY FOR THE PURPOSE OF SECURING INVESTMENTS. CFG HAS MADE NO SUCH DEMANDS IN ORDER FOR CLIENT'S PROJECT TO BE MARKETED UNDER THE TERMS OF THIS AGREEMENT. CFG HOLDS NO EXCLUSIVE RIGHTS TO THE MARKETING OF CLIENT'S PROJECT.

                  Agreed, CLIENT'S INITIALS:________

3.   Compensation to CFG.

     3.1 AMSE will pay for services described herein. The fees shown below (exclusive of those outlined in 3.2, 3.3, and 3.4 below) shall be payable as follows:

A) INITIAL PAYMENT DUE UPON ACCEPTANCE OF AGREEMENT: = 20,500 AMSE RESTRICTED SHARES WITH DEMAND REGISTRATION PURSUANT TO SECTION 10.

B) DUE IN MONTH (6) = 31,125 AMSE RESTRICTED SHARES WITH DEMAND REGISTRATION RIGHTS PURSUANT TO SECTION 10.

C) DUE IN MONTH TWELVE (12) = 31,125 AMSE RESTRICTED SHARES WITH DEMAND REGISTRATION RIGHTS PURSUANT TO SECTION 10

     3.2 Fees for Direct Investment, Merger/Acquisition. In the event that CFG, on a non-exclusive basis, introduces CLIENT or a CLIENT affiliate to any third party funding source(s), underwriter(s), merger partner(s) or joint venture(s) who then enters into a funding, underwriting, merger, joint venture or similar agreement with CLIENT or CLIENT'S affiliate, CLIENT hereby agrees to pay CFG advisory fees pursuant to the following schedule and based on the aggregate amount of such funding, underwriting, merger, joint venture or similar agreement with CLIENT or CLIENT'S affiliate. Advisory fees are deemed and shall be due and payable at the first close of the transaction, however, in certain circumstances when payment of advisory fees at closing is not possible, within 24 hours after CLIENT has received the proceeds of such investment. This provision shall survive this Agreement for a period of one year after termination or expiration of this Agreement. In other words, the advisory fee shall be deemed earned and due and payable for any funding, underwriting, merger, joint venture or similar transaction which first closes within a year of the termination or expiration of this Agreement as a result of an introduction as set forth above. CFG shall also be entitled to 50% of the investment marketing fee outlined in paragraph 3.2, A or B or 3.3 below in connection with any and all investment offers from CLIENT or any other source (not including those introduced by CFG) when CFG is invited to participate or assist in negotiations.

Agreed, CLIENT INITIALS:________

A. Direct Investment. For a direct investment made by CLIENT in a third party investor either introduced to CLIENT by CFG or which contacted CLIENT directly as a result of CFG'S efforts, CLIENT shall pay CFG a finder's fee of 5.0% of total investment amount received by CLIENT from the third party investor.

B. Merger/Acquisition. For a merger/acquisition entered into by CLIENT as a result of the efforts of, or an introduction by CFG during the term of this Agreement, Client shall pay CFG 5.0% of the total value of the transaction. The 5.0% shall be paid in cash upon the date of the closing of the merger/acquisition. Additionally, (i) if stock is used as part or all of the consideration in the transaction, CFG shall receive restricted trading stock equivalent to 10% of the stock (used for the transaction) upon close of transaction, and (ii) upon close of a successful merger or acquisition, CFG shall receive 3% of the value of the combined, merged or surviving entity (whichever is larger) in the form of the surviving entity's restricted trading stock. Subject to any required adjustments by the NASD or SEC if any.


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THE FEES PROVIDED FOR IN SECTION 3.2, AND 3.3 ARE NOT INTENDED TO AND WILL NOT
APPLY CUMULATIVELY TO THE SAME FUNDING; HOWEVER, EACH MAY APPLY TO DIFFERENT PORTIONS OF A TRANSACTION COMPRISING DIFFERENT FUNDING SOURCES.

     3.3 Expenses. If CLIENT accepts any investment provided under this Agreement, CLIENT shall reimburse CFG for reasonable expenses incurred in performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges). Such reimbursement shall be at the CLIENT'S advanced approval and payable within 24 hours after CLIENT'S receipt of CFG invoice for same.

     3.4 Additional Fees. CLIENT and CFG shall mutually agree upon any additional fees that CLIENT may pay in the future for services rendered by CFG under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

     3.5 Investment Source(s) Disclosure. It is fully understood that in some cases CFG'S investment/lending sources are sources that may be public sources, which may independently approach CLIENT without the assistance of CFG. CFG makes no claims to have special relationships with sources and is not to be considered as having any special relationships with sources and is not to be considered as having any capabilities of expediting or `pushing' CLIENT'S case through any approval channels outside the norm of any request of this type. The sources in the CFG database are sources compiled by CFG from created relationships as well as lists purchased or requested for the purpose of building a comprehensive lender/investor marketing service.

Agreed, CLIENT'S INITIALS:___________

4. Indemnification. The CLIENT agrees to indemnify and hold harmless CFG, each of its officers, directors, employees, and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any grossly negligent act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by CLIENT or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

     CFG agrees to indemnify and hold harmless CLIENT, each of its officers, directors, employees and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any grossly negligent act, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by CFG or any oft its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

5. CLIENT Representations. CLIENT hereby represents, covenants and warrants to CFG as follows:

     5.1 Authorization. CLIENT and its signatories herein have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

     5.2 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of CLIENT, or violate any terms of provision of any other material agreement to which CLIENT is a party of any applicable statute or law.

     5.3 Contracts In Full Force and Effect. All contracts, agreements, plans, leases, policies and licenses to which CLIENT is a party are valid and in full force and effect.

     5.4 Litigation. Except as set forth below, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of CLIENT, threatened or invoking CLIENT, or which questions or challenges the validity of this




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          Agreement or its subject matter and CLIENT does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

     5.5 Consents. No consent of any person, other than the signatories hereto, is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, lease or other agreements and consents from governmental agencies, whether federal, state, or local.

     5.6 CFG Reliance. CFG has and will rely upon the documents; instruments and written information furnished to CFG by the CLIENT'S officers or designated employees.

     5.7 CLIENT'S Material. All representations and statements provided herein about the CLIENT are true and complete and accurate. As detailed in paragraph 4 above, CLIENT agrees to indemnify CFG, its officers, directors, agents and employees.

     5.8 CLIENT'S Affiliates and Other Material. To the best knowledge of CLIENT, CLIENT represents and warrants that all representation and warranties provided herein regarding CLIENT are true, complete and accurate with respect to and if applied to CLIENT'S affiliates as well.

     5.9  Services not expressed or implied.

          A. CFG is not and will not be a market-maker (but may be a placement agent by other "Selling Agreement" from time-to-time) in CLIENT'S securities or in any securities in which CLIENT or CLIENT'S affiliates has an interest, and,

          B. Any payments made herein to CFG are not, and shall not be construed as, compensation to CFG for the purpose of making a market, to cover CFG'S out-of-pocket expenses for making a market, or for the submission by CFG of an application to make a market in any securities, and

          C. No payments made herein to CFG are for the purpose of effecting the price of any security or influencing any marker-making functions, including but not limited to, bid/ask quotations, initiation and termination of quotations, retail securities activities, or for the submission of any application to make a market.

          D.   CFG advises that it is not a NASD broker dealer.

6.   Confidentiality.

     6.1 CFG and CLIENT each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. CFG and CLIENT shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through CFG and CLIENT respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

     6.2 CFG will not, either during its engagement by the CLIENT pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the CLIENT or any of its affiliates in any way acquired or used by CFG during its engagement by the CLIENT. Confidential information, knowledge or date of the CLIENT and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by CFG or its representatives.

7.   Miscellaneous Provisions.

     7.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of CFG and CLIENT.

     7.2 Waiver of Compliance. Any failure of CFG, on the one hand, or CLIENT on the other, to comply with any obligation, agreement, or condition herein may be expressly waived in writing, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     7.3 Expenses: Transfer Taxes, Etc. Other than as expressly set forth in this Agreement, the parties shall bear their own costs and expenses in carrying out the provisions of this Agreement.

     7.4 Compliance with Regulatory Agencies. Each party agrees that all actions, direct or indirect, taken by it and its respective agents, employees and affiliates in connection with this Agreement and any financing or underwriting hereunder shall conform to all applicable Federal and State securities laws.




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     7.5    Notices. Any notices to be given hereunder by any party to the other may be effected either by personal delivery in writing, by a reputable, national overnight delivery service, by facsimile transmission or by mail, registered or certified, postage prepaid with return receipt requested. Notices shall be addressed to the "Contact Person" at the addresses appearing on the signature page of this Agreement, but any party may change his address or "contact person" by written notice in accordance with this subsection.
            Notices delivered personally shall be deemed delivered as of actual receipt, notices sent by facsimile shall be deemed delivered one (1) day after electronic confirmation of receipt, notices sent by overnight delivery service shall be deemed delivered one (1) day after delivery to the service, mailed notices shall be deemed delivered as of five (5) days after mailing.

     7.6 Assignment. This Agreement is not assignable without the express written advance consent of AMSE, at the sole discretion of its Board of Directors.

     7.7 Delegation. Neither party shall delegate the performance of its duties under this Agreement without the prior written consent of the other party.

     7.8 Publicity. Neither CFG nor CLIENT shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any Federal or State governmental agency, except that the party required to disclose shall consult with and make reasonable efforts to accommodate changes to the required disclosure and the timing of such announcement suggested by the other part.

     7.9 Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine. CLIENT and CFG agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be San Diego County, California.

     7.10 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.11 Headings. The heading of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereto or affect in any way the meaning or interpretation of this Agreement.

     7.12 Entire Agreement. This Agreement including any Exhibits hereto, and the other documents and certificates delivered pursuant to the terms hereto, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promise, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officers, employee or representative of any party hereto.

     7.13 Third Parties. Except as specifically set forth or referred to herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     7.14 Attorneys' Fees and Costs. If any action is necessary to enforce and collect upon the terms of this Agreement; the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

     7.15 Survivability. If any part of this Agreement is found, or deemed by a court of competent jurisdiction to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

     7.16 Further Assurances. Each of the parties agrees that it shall from time-to-time take such actions and executes such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purposes of this Agreement.

     7.17 Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute either party becoming the partner of the other, the agent or legal representative of the other, nor create any fiduciary relationship between them, except as otherwise expressly provided herein. It is not the intention of the parties to create nor shall this Agreement be construed to create any commercial relationship or other partnership. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the parties shall be separate, not joint or collective. Each party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein.




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     7.18   No Authority to Obligate the CLIENT. Without the consent of the
            Board of Directors of CLIENT, CFG shall have no authority to take, nor shall it take, any action committing or obligating CLIENT in any manner, and it shall not represent itself to others as having such authority.

8. Arbitration. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT:

     A.   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

     B. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

     C. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDING;

     D. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OF APPEAL OR TO SEEK MODIFICATION OF RULING BY THE ARBITRATORS IS STRICTLY LIMITED;

     E. THIS ARBITRATION PROVISION IS SPECIFICALLY INTENDED TO INCLUDE ANY AND ALL STATUTORY CLAIMS WHICH MIGHT BE ASSERTED BY ANY PARTY;

     F. ALL DISPUTES, CONTROVERSIES, OR DIFFERENCES BETWEEN CLIENT, CFG OR ANY OF THEIR OFFICER, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION;

     G. THE UNDERSIGNED CLIENT HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, IN SAN DIEGO, CALIFORNIA WITHIN FIFTEEN (15) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM NAY OF THE AFORESAID PARTIES;

     H. IF ANY PARY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING, BUT IS UNDER NO OBLIGATION TO DO SO;

     I. ANY HEARING SCHEDULED AFTER AN ARBITRARION IS INITIATED SHALL TAKE PLACE IN SAN DIEGO COUNTY, CALIFORNIA, AND THE FEDERAL ARBITRATION ACT SHALL GOVERN THE PROCEEDING AND ALL ISSUES RAISED BY THIS AGREEMENT TO ARBITRATE;

     J. IF ANY PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN SAN DIEGO COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN;

     K. THE PARTIES SHALL ACCEPT THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY;

     L. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.

9. Term/Termination. This Agreement is a quarterly agreement for the term of one (1) year and shall terminate automatically on January 3, 2000. However, the CLIENT or CFG shall have the right to terminate the balance of this agreement at any time after the 75th day following the mutual execution of this Agreement by the parties, providing written notice is given to the other party at least fifteen (15) days prior to the expiration of the current quarter of the Agreement. Quarterly payments referred above means quarterly payments earned for services rendered up to time of termination. Quarterly payments of cash and/or stock shall become immediately due and payable upon termination. Work in progress (WIP) compensation would only be due and payable upon successful completion and funding of the WIP.

10. Registration of Shares. CFG shall have `DEMAND' registration rights for all shares issued in accordance with this agreement. Proof of registration application shall be delivered to CFG within 3 days of AMSE'S filing of same with the SEC.



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     A.   CLIENT agrees to file a Registration Statement (SB-2 or similar) for the registration of the initial shares and all subsequent quarterly shares with the US Securities and Exchange Commission (SEC) within 30 calendar days of the execution of the Agreement.

     B. Failure to file Registration Statement within 30 days will result in the immediate issuance of an additional 20% of the original number of shares due CFG at execution.

     C. If the Registration Statement has not been declared effective within 90 days after initial filing then CLIENT will issue an additional 20% of the total number of shares submitted for Registration on behalf of CFG.

     D.   B and C are commutative and not individually exclusive.

11. Non-Circumvention. In and for valuable consideration, CLIENT hereby agrees that CFG may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, existing or potential investors, lenders, borrowers, trusts, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (an "Opportunity" or "Opportunities"). CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of CFG, and shall be treated as confidential information by CLIENT, its affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. CLIENT shall not use such information, except in the context of any arrangement with CFG in which CFG is directly and actively involved, and never without CFG'S prior written approval. CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly through CFG, without the prior written approval of CFG. CFG is relying on CLIENT'S assent to these terms and their intent to be bound by the terms by evidence of their signature. Without CLIENT'S signed assent to these terms, CFG would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

     CLIENT:

     AMERICA'S SENIOR FINANCIAL SERVICES, INC.

     By:                                 Nelson  A. Locke, not personally
        -------------------------------
          President/CEO

     Date:
          -----------------------

     Address:
             ------------------------------------

             ------------------------------------

     Contact Person:
                    -----------------------------

      CFG:

      THE CHARTERBRIDGE FINANCIAL GROUP, INC.

      By:
          ---------------------------------------

      Date:
             ------------------------------------






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